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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        --------------------------------


Date of report (Date of earliest event reported):   MAY 7, 2001


                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)




         DELAWARE                       1-12387                   76-0515284
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)





  500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                       60045
    (Address of Principal Executive Offices)                       (Zip Code)





Registrant's telephone number, including area code:    (847) 482-5000



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ITEM 5.  OTHER EVENTS.

         On May 7, 2001, Mark P. Frissora, Chairman and Chief Executive Officer of Tenneco Automotive Inc., gave an interview to Bloomberg Forum. Mr. Frissora is quoted as stating that the company is "in a position now where we'll be able to meet or exceed expectations in the marketplace" and that the company "is looking to" repay $300 to $400 million of debt over the next two to three years. The company is filing this Current Report to clarify that Mr. Frissora's statements (i) relate to the company's belief that it should at least meet the current average earnings per share expectation in the marketplace for the second quarter of 2001, which predicts a loss of $0.07 per share, and (ii) indicate that while it is the company's goal to aggressively reduce debt over the next several years, by as much as $300 to $400 million, the company is not currently forecasting such a debt reduction.

         The statement in this Current Report regarding the company's anticipated earnings per share for the second quarter 2001 is, and the statement regarding the Company's goal of debt reduction may be considered to be, forward-looking and such statements are based on the current expectations of the company (including its subsidiaries). Because forward-looking statements involve risks and uncertainties, the company's actual results could differ materially. Among the factors that could cause results to differ materially from current expectations are: (i) the general political, economic and competitive conditions in markets and countries where the company and its subsidiaries operate, including currency fluctuations and other risks associated with operating in foreign countries; (ii) changes in capital availability or costs, including increases in the company's costs of borrowing (i.e., interest rate increases);
(iii) changes in automotive manufacturers' production rates and their actual and forecasted requirements for the company's products, including the company's resultant inability to realize the sales represented by its awarded book of business; (iv) changes in consumer demand and prices, including decreases in demand for automobiles which include the company's products, and the potential negative impact on the company's revenues and margins from such products; (v) the cost of compliance with changes in regulations, including environmental regulations; (vi) workforce factors such as strikes or labor interruptions;
(vii) material substitutions and increases in the costs of raw materials; (viii) the company's ability to execute restructuring and other cost reduction plans and to realize anticipated benefits from these plans; and (ix) the timing and occurrence (or non-occurrence) of transactions and events which may be subject to circumstances beyond the control of the company and its subsidiaries.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  TENNECO AUTOMOTIVE INC.


Date:  May 8, 2001                            By:     /s/ Mark A. McCollum
                                                  ------------------------------
                                                          Mark A. McCollum
                                                   Senior Vice President and
                                                   Chief Financial Officer